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                                                              EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


          We consent to the use in this Registration Statement on Form S-3, Amendment No. 2 of our report dated December 9, 1998 relating to the financial statements of Olympic Cascade Financial Corporation as of September 25, 1998 and for the year then ended.



                                         /s/ Feldman Sherb Ehrlich & Co., P.C.
                                         Feldman Sherb Ehrlich & Co., P.C.
                                         Certified Public Accountants

May 5, 1999
New York, New York


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